EMPLOYMENT AGREEMENT

between

MVB BANK, INC.,

a wholly-owned subsidiary of MVB Financial Corp,

and MVB FINANCIAL CORP.

and

John Schirripa

This EMPLOYMENT AGREEMENT ("Agreement"), is agreed to be effective as of the 1st day of August, 2010, and made by and between and MVB BANK, INC., a wholly-owned subsidiary of MVB Financial Corp, hereinafter called "Bank", and MVB FINANCIAL CORP., hereinafter called "MVB", and John Schirripa, hereinafter called "Employee".

WHEREAS, Bank and MVB and Employee desire to enter into an employment agreement to ensure that Bank and MVB will have leadership and will have the benefits of the services of Employee as President and Chief Executive Officer of MVB -Central, Inc.; and

WHEREAS, Employee is willing to provide the services in accordance with this Agreement;

NOW, THEREFORE, WITNESSETH: That for and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

I. EMPLOYMENT

Bank employs Employee and Employee accepts employment in the position of President & CEO of MVB - Central, Inc.. All employment shall be in accordance with and subject to the terms and conditions of this Agreement.

    DUTIES AND RESPONSIBILITIES

Employee shall have such duties and responsibilities as are commensurate and customary with Employee's position and shall be consistent with the policies and general direction of the Chief Executive Officer and Board of Directors of Bank and MVB. Employee shall be subject to performance guidelines and requirements established by the Board of Directors of Bank. Employee acknowledges and agrees that these performance guidelines and requirements are subjective in nature and that Employee's performance with respect to those guidelines and requirements will be judged in the discretion of the Board of Directors of Bank and MVB.

III. FULL TIME EMPLOYMENT - BEST EFFORTS

Employee shall devote Employee's full time and best efforts at all times to the performance of Employee's duties for Bank and MVB. Employee shall not be employed by, nor shall Employee devote any of his time and efforts to the furtherance of business interests of any other person, firm or corporation except such other entities as may be approved by the Board of Directors of Bank and MVB. It is contemplated that Employee shall serve in banking, business and civic activities that will consume some part of Employee's time and efforts, and such activities are encouraged and accepted as part of Employee's position and as part of the banking, business and civic communities of the State of West Virginia, and the provisions of this Agreement are not intended to restrict such activities by Employee so long as such activities do not interfere with Employee's duties and responsibilities to Bank and MVB as defined in this Agreement.

IV. TERM

The term of employment of Employee by Bank [and MVB] shall begin on the effective date described in the beginning Paragraph hereof, and shall remain in full force and effect for a period of one (1) year thereafter unless extended as hereinafter provided. Further, provided that in the event no defaults exist in this contract, this Agreement shall automatically renew on the anniversary date of each year for an additional one (1) year. For purposes of determining the anniversary date of this Agreement, December 31 of each year will be used. Bank and MVB shall give Employee written notice of non-renewal of this Agreement no later than December 1 of each year.

V. TERMINATION OF EMPLOYMENT BY EMPLOYER OR EMPLOYEE

Employment of Employee may be terminated by any of the following prior to the expiration of its term, in which case Employee shall be entitled to the benefits due and payable upon termination set forth elsewhere herein:

A. Mutual Agreement. By mutual agreement of the parties upon such terms and conditions as they may agree.

    For Cause. By Bank or MVB, at the sole determination of the Board of Directors of Bank or MVB, for cause upon giving at least sixty (60) days advance notice of such termination, specifying the cause of termination. "Cause" as used herein shall mean acts or omissions on the part of Employee which constitute fraud, dishonesty, excessive absenteeism, commission of any criminal act involving the person or property of others or the public generally, gross neglect of duty resulting in some substantial loss to MVB or Bank, or willful failure to carry out reasonable and legal duties and responsibilities assigned to Employee by the Chief Executive Officer or the Board of Directors of Bank or MVB. By Employee with thirty (30) days advance notice upon any breach of this Agreement by Bank or MVB.

C. Without Cause. By Bank or MVB at any time for any reason for the payment as specified below. By Employee with sixty (60) days advance written notice.

D. Death. By Bank upon the death of Employee.

E. Disability. By Bank upon the legal disability of Employee, which shall mean that Employee shall be unable to perform his duties by reason of any mental or physical disability for a period of three (3) months or more.

F. Constructive Termination. For purposes of this Agreement, any of the following shall be considered to be a termination of Employee's employment by the Bank:

(1) A material diminution of Employee's Authority, duties or responsibilities; or

(2) A change in the geographic location at which the Employee must perform the services rendered hereunder which is more than fifty (50) miles from the Employee's current office located at 651 Foxcroft Avenue, Martinsburg, WV.

VI. COMPENSATION

    Base Salary. Bank shall pay Employee for his services to both Bank and MVB, a base salary (the "Base Salary") at an annual rate of One Hundred Eighty Thousand dollars ($180,000.00), payable in accordance with the general payroll practices of Bank. This base salary is subject to adjustment each year at the discretion of the Board of Directors of Bank, but shall not be decreased.

B. Fringe Benefits. Bank shall afford to Employee and Employee's family the benefit of all fringe benefits afforded to other Bank officers.

C. Business Expenses. Bank shall reimburse Employee for all reasonable expenses incurred by Employee in carrying out Employee's duties and responsibilities in accordance with the Bank's policies on expense reimbursement.

    Termination Payments. In the event of termination of Employee's employment prior to expiration of the term of this Agreement, Employee shall be compensated as follows:

(1) If terminated under Mutual Agreement as defined in Article V, Section A of this Agreement, then such amount as both parties shall agree.

(2) If terminated by Bank For Cause as defined under Article V in Section B of this Agreement, Bank shall pay Employee only for such period of Employee's active full-time employment to the date of termination.

(3) a) Except as set forth in (b) below, if terminated Without Cause as defined under Article V, Section C by Bank, then Bank shall pay an amount equal to that payable under the Agreement then in effect for twelve (12) months. Employee may choose to receive said amount in one lump sum or over a twelve (12) month period, subject to required and customary withholdings. In addition, Bank will provide benefits in the same amount as provided at the time of termination for and over a period of twelve (12) months.

b) If terminated Without Cause as defined under Article V, Section C by Bank, after a "change of control" of Bank or MVB, then Bank shall pay an amount equal to that payable under this Agreement then in effect for twelve (12) months. Employee may choose to receive said amount in one lump sum or over a twelve (12) month period, subject to required and customary withholdings. In addition, Bank will provide benefits in the same amount as provided at the time of termination for and over a period of twelve (12) months.

For the purpose of this Agreement, a "change in control" shall mean either:

(i) The acquisition, directly or indirectly, by any person, group of persons, or other organization of shares in the Bank or MVB, which, when added to any other shares the beneficial ownership of which is held by such acquirer(s), shall result in ownership by any person(s), group of persons, or other organization, of greater than 50% of such stock; or

    The occurrence of any merger, consolidation, exchange or reorganization to which the Bank or MVB is a party and to which the Bank or MVB (or any entity controlled thereby) is not a surviving entity, or the sale of all or substantially all of the assets of the Bank or MVB. For purposes of this definition, "person" shall be as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934.

c) If terminated Without Cause as defined under Article V, Section C by Employee, then all payments and benefits shall cease on the effective date of the termination by Employee.

(4) If terminated by Death as defined under Article V, Section D, Bank will provide health benefits to Employee's survivors, for one year, in the same amount as provided at the time of termination. In addition, Employee's beneficiary shall receive the proceeds of any life insurance provided to Employee during the normal course of business.

(5) If terminated by Disability as defined under Article V, Section E, then Employee shall be entitled to collect payment under the Bank's long-term disability policy. In addition, Bank shall pay to Employee an amount equal to the Base Salary for the remaining term of this Agreement, reduced by the long-term disability benefits received under the Bank's long-term disability policy.

    VACATION.

Employee shall receive paid vacation time in accordance with the Bank's vacation policies, but shall receive at least four (4) weeks vacation per year.

VIII. RESTRICTIVE COVENANTS

A. Non-Solicitation; Non-Interference. Employee hereby agrees that, during the Term of this Agreement and through: (i) the end of the one (1)-year period from the termination of this Agreement or (ii) any period represented by payments by Bank for termination of this Agreement pursuant to Section VI(D), whichever is longer ("Restricted Period"), Employee will not, directly or indirectly, solicit business from any person, firm, corporation or other entity which was a customer or supplier of Bank or MVB during the term of this Agreement, or from any successor in interest in any such person, firm, corporation or other entity for the purpose of securing business or contracts related to the business of Bank or MVB. Employee acknowledges that the provisions of this section are reasonable and will not cause Employee economic hardship. During the Term of this and through the end of the Restricted Period, Employee shall not directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity: (i) engage, recruit or solicit for employment or engagement, any person who is or becomes employed or engaged by Bank or MVB during the Term of this Agreement or the Restricted Period, or otherwise seek to influence or alter any such person's relationship with Bank or MVB, or (ii) solicit or encourage any present or future customer or supplier of Bank or MVB to terminate or otherwise alter his, her or its relationship with Bank or MVB. Employee acknowledges that the provisions of this section are reasonable and will not cause Employee economic hardship.

B. Promotion of Bank's Business. The parties recognize that it is important that the Bank and MVB be favorably received in the geographical region and in the businesses which Bank and MVB engage from time to time. Therefore, Employee agrees that during the Term of this Agreement and through the end of the Restricted Period, Employee will speak well about Bank and MVB and their operation of their businesses.

IX. MISCELLANEOUS PROVISIONS

A. Provisions Relating to Termination and Severance Pay.

(1) To the extent that Employee is a "key employee" (as defined under Section 416(i) of the Internal Revenue Code, disregarding Section 416(i)(5) of the Internal Revenue Code) of MVB or the Bank, no payment of severance pay may be made under this Agreement prior to the earlier of (i) the expiration of the six (6) month period measured from the date of Employee's separation from service, or (ii) the date of Employee's death; provided, however, that the six (6) month delay required under this Section 6(i) shall not apply to the portion of any payment resulting from the Employee's "involuntary separation from service" (as defined in Treas. Reg. 1.409A 1(n) and including a "separation from service for good reason," as defined in Treas. Reg. 1.409A 1(n)(2)) that (a) is payable no later than the last day of the second year following the year in which the separation from service occurs, and (b) does not exceed two times the lesser of (i) the Employee's annualized compensation for the year prior to the year in which the separation from services occurs, or (ii) the dollar limit described in Section 401(a)(17) of the Code. To the extent severance pay is payable in monthly installments under this Agreement is required to be deferred under the preceding sentence, the first six months of monthly installments shall be payable in month seven following Employee's separation from service and the remaining monthly payments shall be made when otherwise scheduled.

(2) Any reference in this Agreement to a termination of employment, severance from employment or separation from employment shall be deemed to mean a "Termination of Employment." A "Termination of Employment" means the termination of the Executive's employment with Employer and its affiliates for reasons other than death or Complete Disability. Whether a Termination of Employment takes place is determined based on the facts and circumstances surrounding the termination of the Executive's employment. A Termination of Employment will be considered to have occurred if it is reasonably anticipated that:

(i) the Executive will not perform any services for Employer or its affiliates after Termination of Employment, or

(ii) the Executive will continue to provide services as Employer or its affiliates at an annual rate that is less than fifty percent (50%) of the bona fide services rendered during the immediately preceding twelve (12) months of employment.

B. Notices. Whenever notices are given pursuant to this Agreement, or with relation to any matter arising hereunder, such notices shall be given to Employee at the address on the personnel records of the Bank or if to Bank or MVB at its Human Resources office currently located at 1000 Johnson Ave., Bridgeport, West Virginia.

C. Prior Agreements. This Agreement represents the entire agreement between the parties, and all prior representations, promises or statements are merged with and into this document.

D. Amendments. Any amendments or modifications to this Agreement must be in writing and signed by all parties.

E. Governing Law. The laws of West Virginia shall govern the interpretation and enforcement of this Agreement.

F. Headings. The headings used in this Agreement are used solely for the convenience of the parties and are not to be used in construing or interpreting this Agreement.

G. Severability of Provisions. The effect of a determination by a court of competent jurisdiction that one or more of the contract clauses is or are found to be unenforceable, illegal, contrary to public policy, or otherwise unenforceable, then this Agreement shall remain in full force and effect except for such clauses.

H. Authority to Execute Documents. The undersigned representatives of MVB and Bank certify and represent that they are authorized to enter into this Agreement with Employee.

I. Waiver of Breach. A waiver of breach of any provision of this Agreement by any party shall not be construed as a waiver of subsequent breaches of that provision. No requirement of this Agreement may be waived except in writing by the party adversely affected.

J. Binding Effect and Assignability. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assign, heirs and legal representatives. Insofar as is concerned, this Agreement, being personal, cannot be assigned as to performance or any other purpose.

WITNESS the following signatures this 3rd day of August, 2010.

/s/ John Schirripa_______________________

John Schirripa, EMPLOYEE

MVB BANK, INC.

By: /s/ Larry F Mazza______________

Its: Chief Executive Officer__

MVB FINANCIAL CORP.

By: /s/ Stephen R. Brooks___________

Its: Director and HR Committee Chair